                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 1, 2006

                            TetriDyn Solutions, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                      033-19411-C             65-0008012
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)        Identification No.)

                  1651 Alvin Ricken Drive
                       Pocatello, ID                           83201
         (Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code:  (208) 232-4200

                             Creative Vending Corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         ITEM 3.03--MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         On June 1, 2006, Creative Vending Corp. completed its merger with and into its wholly-owned subsidiary, TetriDyn Solutions, Inc., a Nevada corporation. The Nevada corporation is the surviving corporation in the merger, which was consummated for the sole purpose of changing the corporation's domicile from Florida to Nevada. Both the change of domicile merger and the name change were approved by the stockholders at a special meeting of the stockholders held May 15, 2006.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits, which are required to be attached by Item 601 of Regulation S-B, are attached or incorporated herein by this reference:

   Exhibit
    Number                Title of Document                                         Location

     3         Articles of Incorporation and Bylaws
    3.01       Articles of Incorporation of TetriDyn Solutions, Inc. dated May     Attached.
               15, 2006

    3.02       Bylaws of TetriDyn Solutions, Inc. adopted May 26, 2006             Attached.

      4        Instruments Defining the Rights of Security Holders
    4.01       Specimen Stock Certificate                                          To be filed.

*    All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TETRIDYN SOLUTIONS, INC.

Dated:  June 7, 2006                           By /s/ Antoinette R. Knapp
                                                  Antoinette R. Knapp, Secretary

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